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                                                                   EXHIBIT 10.37

                               GUARANTEE AGREEMENT



TO:           CANADIAN IMPERIAL BANK OF COMMERCE


              WHEREAS CANADIAN IMPERIAL BANK OF COMMERCE (hereinafter called the "BANK") has established and may in the future establish one or more credit facilities in favour of CERIDIAN CANADA LTD. (hereinafter called the "BORROWER");

              AND WHEREAS Ceridian Corporation ("OLD CERIDIAN") guaranteed the obligations of the Borrower to the Bank pursuant to a guarantee dated as of March 2, 1998;

              AND WHEREAS the Borrower is a wholly-owned subsidiary of Ceridian Canada Holdings, Inc.;

              AND WHEREAS pursuant to a transaction scheduled to be completed on or about March 30, 2001 (the "SEPARATION"), Old Ceridian will transfer the majority of its assets, liabilities and operations (excluding those assets, liabilities and operations related to its media audience measurement business) and shares of its subsidiaries, including the shares of Ceridian Canada Holdings, Inc. to New Ceridian Corporation (the "Guarantor"), which is currently a wholly owned subsidiary of Old Ceridian;

              AND WHEREAS immediately following the Separation, Old Ceridian will change its name to Arbitron Inc. and the Guarantor will change its name to Ceridian Corporation;

              AND WHEREAS, as security for the payment of the full amount of all of the present and future indebtedness and liability of the Borrower to the Bank, the Guarantor has agreed to guarantee payment of the Borrower's indebtedness and liability to the Bank on the terms and subject to the conditions hereinafter set forth;

              NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the Guarantor hereby covenants to and for the benefit of the Bank as follows:

                                  ARTICLE ONE
                                   GUARANTEE


GUARANTEE

1.01 The Guarantor hereby unconditionally, absolutely and irrevocably guarantees the due and punctual and complete payment and satisfaction when due (whether at stated maturity, by acceleration or otherwise), and at all times thereafter, of all the Guaranteed Liabilities which are or may become at any time and from time to time owing or payable by the Borrower to the Bank or which remain owing and unpaid to the Bank. "GUARANTEED LIABILITIES" means the indebtedness, liabilities and obligations of the Borrower to the Bank, howsoever incurred,




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present and future, direct and indirect, whether as principal or as surety, absolute and contingent, matured and unmatured, at any time and from time to time existing or arising under or by virtue of or otherwise in connection with any credit facility made available by the Bank to the Borrower, including without limitation, indebtedness and liability for or in connection with any swap transaction, foreign exchange transaction, bankers acceptance, LIBO loans, direct and indirect loans and advances, and in each case, including all interest, commissions, costs, charges, legal fees and expenses which may be incurred in respect of such indebtedness and liability, and in each case, whether or not any such indebtedness, liabilities or obligations are discharged, stayed or otherwise affected, except to the extent such indebtedness, liabilities or obligations are fully discharged by full, irrevocable and final payment.

                                  ARTICLE TWO
                                    PAYMENT


PAYMENT

2.01 The Guarantor agrees to make immediate payment to the Bank of all Guaranteed Liabilities then payable to the Bank upon receipt of a demand for payment therefor by the Bank to the Guarantor in writing.

TAXES AND SET OFF BY GUARANTOR

2.02 All payments to be made by the Guarantor hereunder shall be made without set-off or counterclaim. In addition, the Guarantor shall make all payments to the Bank hereunder, free and clear of, and without deduction, or withholding for, or on account of, any tax levied by any country or subdivision thereof, including any taxing authority of Canada or the United States of America (whether Federal, State, Provincial or municipal; other than on account of any tax on the Bank's general income, and other than on account of any capital or franchise taxes, whether imposed under the laws of the jurisdiction of the Bank, the Guarantor, or otherwise). If the Guarantor is required by any applicable law, rule or regulation to make any deduction or withholdings for or on account of any such tax, then the Guarantor will:

       (a)    promptly notify the Bank of such requirement;

       (b) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount paid by the Guarantor to the Bank hereunder) promptly upon the earlier of determining that such deduction is required or receiving notice that such amount has been assessed against the Bank;

       (c) promptly forward to the Bank an official receipt (or a certified copy), or other documentation acceptable to the Bank, evidencing such payment to such authorities; and

       (d) pay to the Bank, in addition to the payment to which the Bank is otherwise entitled, such additional amount as is necessary to ensure that the net amount actually received and retained by the Bank (free and clear of such tax, whether assessed against the Guarantor or the Bank) will equal the full amount the Bank



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              would have received had no such deduction or withholding been required or taxed and assessed.

The Guarantor will promptly pay to the Bank the amount of any liability (including, without limitation, any related liability for penalties and interest) assessed directly against the Bank by reason of the failure or delay of the Guarantor to deduct or withhold or pay any tax as foresaid.

                                 ARTICLE THREE
                              OBLIGATIONS ABSOLUTE


OBLIGATIONS ABSOLUTE

3.01 The Guarantor unconditionally and irrevocably waives each and every defense which, under principles of guarantee or suretyship law, would otherwise operate to impair or diminish such liability; and nothing whatever except actual full payment and performance to the Bank of the Guaranteed Liabilities (and all other debts, obligations and liabilities of Guarantor under this Agreement) shall operate to discharge the Guarantor's liability hereunder. The obligations of the Guarantor hereunder are and shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by the Guarantor hereunder which may not be recoverable from the Guarantor on the footing of a guarantee shall be recoverable from the Guarantor as a primary obligor and principal debtor in respect thereof.

OBLIGATIONS CONTINUING

3.02 The obligations of the Guarantor hereunder shall be continuing and shall remain in full force and effect so long as the Bank continues to deal with the Borrower or until all the Guaranteed Liabilities have been paid and satisfied in full. The obligations of the Guarantor hereunder shall not be satisfied, reduced or discharged by any intermediate payment or satisfaction of the whole or any part of the principal, interest, fees and other monies or amounts which may at any time be or become owing or payable to the Bank by the Borrower.

3.03 The obligations of the Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of the Guarantor hereunder (whether such payment shall have been by or on behalf of the Borrower or by or on behalf of the Guarantor) is rescinded or reclaimed from the Bank upon the insolvency, bankruptcy, liquidation or reorganization of the Borrower or the Guarantor or otherwise, all as though such payment had not been made.

OBLIGATIONS NOT AFFECTED

3.04 The obligations of the Guarantor hereunder shall not be affected or impaired by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known to the Guarantor or the Bank) which, but for this provision, might constitute a whole or partial defense to a claim against the Guarantor hereunder or might operate to release or otherwise exonerate the Guarantor from any of its obligations hereunder or otherwise affect such obligations, whether occasioned by default of the Bank or otherwise, including:




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       (a)    any limitation of status or power, disability, incapacity or other circumstance relating to the Borrower or any other person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Borrower or any other person;

       (b) any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Borrower or any other person under any credit agreement or any other document or instrument;

       (c) any failure of the Borrower, whether or not without fault on its part, to perform or comply with any of the provisions of any credit agreement or to give notice thereof to the Guarantor;

       (d) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Borrower or any other person or their respective assets or the release or discharge of any such right or remedies;

       (e) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Borrower or any other person;

       (f) any amendment, variation, modification, supplement or replacement of any credit agreement or any other document or instrument;

       (g) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Borrower or the Guarantor;

       (h) any merger or amalgamation of the Borrower or the Guarantor with any person or persons;

       (i) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction or by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Guaranteed Liabilities or the obligations of the Guarantor under this Guarantee; and

       (j) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Borrower under any credit agreement or of the Guarantor in respect of its guarantee hereunder.

INDEMNITY

3.05 As a separate and alternative stipulation, the Guarantor unconditionally and irrevocably agrees that any sum expressed to be payable by the Borrower under any credit facility established by the Bank in favour of the Borrower but which is for any reason not recoverable from the Guarantor on the basis of a guarantee shall nevertheless be recoverable from it on the basis of an indemnity and shall be paid by it to the Bank on demand.



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WAIVER

3.06 Without in any way limiting the provisions of Section 3.04 hereof, the Guarantor hereby waives notice of acceptance hereof, notice of any liability of the Guarantor hereunder, notice or proof of reliance by the Bank upon the obligations of the Guarantor hereunder, and the diligence, presentment, demand for payment on the Borrower, protest, notice of dishonour or non-payment of any of the Guaranteed Liabilities, or other notice or formalities to the Borrower of any kind whatsoever. The Guarantor further hereby waives any requirement that the Bank take, protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person or entity or any collateral.

NO OBLIGATION TO TAKE ACTION AGAINST BORROWER

3.07 This is a guarantee of payment, and not of collection. The Bank shall not have any obligation to enforce any rights or remedies or to take any other steps against the Borrower or any other person or any property of the Borrower or any other person before the Bank is entitled to demand payment and performance by the Guarantor of its liabilities and obligations under this Guarantee, and the Guarantor hereby waives all benefit of discussion. The obligations of the Guarantor hereunder are independent of the Guaranteed Liabilities and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions.

DEALING WITH THE BORROWER AND OTHERS

3.08 The Bank, without releasing, discharging, limiting or otherwise affecting in whole or in part the Guarantor's obligations and liabilities hereunder and without the consent of or notice to the Guarantor may,

       (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Borrower or any other person;

       (b) take or abstain from taking securities or collateral from the Borrower or from perfecting securities or collateral of the Borrower;

       (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Borrower or any third party with respect to the obligations or matters contemplated by any credit agreement;

       (d)    accept compromises or arrangements from the Borrower;

       (e) apply all monies at any time received from the Borrower or from securities upon such part of the Guaranteed Liabilities as the Bank may see fit or change any such application in whole or in part from time to time as the Bank may see fit; and



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       (f)    otherwise deal with, or waive or modify their right to deal with, the Borrower and all other persons and securities as the Bank may see fit.

                                  ARTICLE FOUR
                               GUARANTOR COVENANTS


4.01   (a)    The Guarantor hereby covenants and agrees that all of the
              Guarantor Terms and Conditions are hereby incorporated in this Guarantee by reference, mutatis mutandis, and made an integral part of this Guarantee. The Guarantor Terms and Conditions shall be construed in such manner so that it is as if they had originally been made in the Bank's favour and made in connection with, and to induce the extension of, the credit facilities extended by the Bank to the Borrower.

       (b) Subject to section 4.01(c) hereof, the Bank agrees that the Guarantor shall not be in default of its obligations hereunder to comply with the Guarantor Terms and Conditions, until the occurrence of an Event of Default (as defined in the Guarantor Credit Agreement); it being agreed that if the Guarantor Credit Agreement provides that a specified event of default may not occur until a period of time has elapsed following the giving of notice by the Agent (under and as defined in the Guarantor Credit Agreement) then such notice may be provided by the Bank for the purpose of this Guarantee.

       (c) Notwithstanding section 4.01(b), the Guarantor shall be in default of its obligations to comply with the Guarantor Terms and Conditions if the Guarantor shall breach any of the Financial Covenants and such breach shall continue unremedied for a period of 20 days, whether or not the lenders under the Guarantor Credit Agreement shall have waived compliance with such Financial Covenants and whether or not such lenders shall have agreed that such default shall not be an Event of Default.

       (d) For greater certainty, the parties agree that any amendments, supplements, modifications, restatements, or replacements, or the elimination of any of the Guarantor Terms and Conditions (including any defined terms as utilized therein) shall not be incorporated in this Guarantee by reference unless the Bank has specifically consented to such amendments, supplements, modifications, restatements, replacements, or elimination, in writing.

       (e)    The following capitalized terms shall be defined as follows:

              "GUARANTOR TERMS AND CONDITIONS" means the terms and conditions, (including without limitation, the representations, warranties, affirmative covenants, negative covenants, financial covenants and Events of Default) included in the Guarantor Credit Agreement.

              "GUARANTOR CREDIT AGREEMENT" means, at any particular time:



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       (i)    the Credit Agreement dated as of January 31, 2001 among the
              Guarantor, Bank of America, N.A. as administrative agent, the other Lenders party thereto and Banc of America Securities LLC, as arranger and manager;

       (ii) if the Guarantor Credit Agreement as defined in clause (i) above is amended, restated, supplemented, replaced or reduced, or any waiver is given thereunder or any requirement thereunder is eliminated and either the Bank consents in writing or all of the financial institutions that are parties to the Guarantor Credit Agreement consent in writing to such amendment, restatement, supplement, replacement, reduction, waiver or elimination then, the "Guarantor Credit Agreement" shall mean the Guarantor Credit Agreement as defined in clause (i) hereof, as so amended, restated, supplemented, replaced, reduced, waived or eliminated;

       (iii) if the Guarantor Credit Agreement shall be cancelled, terminated, or otherwise extinguished, then the "Guarantor Credit Agreement" shall be the Guarantor Credit Agreement, as defined in clause (i) or (ii) hereof, that existed immediately prior to the time that the Guarantor Credit Agreement was cancelled, terminated or otherwise extinguished, as the case may be.

              "FINANCIAL COVENANTS" means the financial covenants (including the defined terms as utilized therein) contained in sections 7.09 and
              7.10 of the Guarantor Credit Agreement.

REPORTING

4.02 The Guarantor will provide to the Bank such notices, financial statements and other information which is required to be provided under the Guarantor Credit Agreement, in the same manner and within the same time periods, as set out in the Guarantor Credit Agreement.

OWNERSHIP

4.03 The Guarantor will, at all times, continue to own, directly or indirectly, the majority of the issued and outstanding voting shares in the capital stock of the Borrower.

PARI PASSU

4.04          The Guarantor hereby covenants that:

       (i) its obligations under this Guarantee shall, at all times hereafter, rank pari passu, equally, and ratably with all of the indebtedness and liability of the Guarantor under the Guarantor Credit Agreement and the Guarantor agrees that, in the event that it grants any security to the financial institutions which are party to the Guarantor Credit Agreement (the "Financial Institutions") or any agent acting on behalf of the Financial Institutions, the Guarantor will grant security to the Bank which shall correspond in scope and nature and rank pari passu, equally and ratably with such security; and


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       (ii)   its obligations under this Guarantee shall, at all times
              hereafter, rank pari passu, equally and ratably with all of the other present and future unsubordinated indebtedness and liability of the Guarantor and the Guarantor agrees that, in the event that it grants any security to any other present or future unsubordinated creditor, the Guarantor will grant security to the Bank which shall correspond in scope and nature and rank pari passu, equally and ratably with such security, except that this clause 4.04(ii) shall not restrict the creation of Permitted Liens as "Permitted Liens" is defined in the Guarantor Credit Agreement and as "Guarantor Credit Agreement" is defined in clause (i) of the definition of Guarantor Credit Agreement hereunder.

NEGATIVE PLEDGE

4.05 The Guarantor will not create, issue, incur, assume or permit to exist any security interest, lien, charge or other encumbrance of any kind in respect of the capital stock of the Borrower.

                                  ARTICLE FIVE
                            GUARANTOR REPRESENTATIONS


5.01          The Guarantor hereby represents and warrants that:

       (a) its obligations under this Guarantee rank pari passu, equally and ratably with all of its other unsubordinated indebtedness and liability outstanding at the date hereof;

       (b) the execution, delivery and performance of this Guarantee by the Guarantor are within the corporate powers of the Guarantor, have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Guarantor which has not been obtained, (ii) violate any provision of the articles of incorporation or by-laws of the Guarantor or of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Guarantor or any subsidiary of the Guarantor; (iii) require the consent or approval of, or filing or registration with, any governmental body, agency or authority, or (iv) result in a breach of or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property of the Guarantor or any subsidiary of the Guarantor pursuant to, any indenture or other agreement or instrument under which the Guarantor or any subsidiary of the Guarantor is a party or by which it or any of its properties may be bound or affected, and

       (c) this Guarantee, when executed and delivered, will constitute the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditors' rights generally or by equitable principles relating to enforceability.



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                                   ARTICLE SIX
                                  MISCELLANEOUS


AMENDMENT, ETC.

6.01 No amendment, modification or waiver of any provision of this Guarantee or consent to any departure by the Guarantor or any other person from any provision of this Guarantee will in any event be effective unless it is signed by the Guarantor and the Bank.

ASSIGNMENT, TRANSFER AND PARTICIPATION

6.02 The Guarantor hereby consents to any assignment or transfer of, or any grant of the participation in, any rights, benefits or obligations of, the Bank in respect of this Guarantee.

6.03 Notwithstanding the provisions of Section 6.02, the Guarantor, shall upon request made by an assignee of the Bank, execute and deliver such assurances as may be reasonably requested by such assignee to confirm its entitlement to the rights and benefits hereunder so assigned and transferred to it and the liability of the Guarantor to the assignee hereunder.

FOREIGN CURRENCY OBLIGATIONS

6.04 The Guarantor shall make payment of all amounts guaranteed hereunder in the currency (the "Original Currency") in which the Borrower is required to pay such obligation. If the Guarantor makes payment relative to any obligation to the Bank in a currency (the "Other Currency") other than the Original Currency (whether voluntarily or pursuant to an order or judgment of a court or tribunal of any jurisdiction) such payment shall only constitute a discharge of the Guarantor's liability hereunder in respect of such obligation only to the extent of the amount of the Original Currency which the Bank is able to purchase at its main branch in the jurisdiction where the loans to the Borrower are recorded, with the amount it receives on the date of receipt in accordance with its normal practice. If the amount of the Original Currency which the Bank is able to purchase is less than the amount of such currency originally due to the Bank in respect to the relevant obligation, the Guarantor shall indemnify and save the Bank harmless from and against any loss or damage arising as a result of such deficiency. This indemnity shall constitute an obligation contained in this Guarantee, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Bank and shall continue in full force and effect notwithstanding any judgment or order in respect of any amount due hereunder or under any judgment or order.

APPLICABLE LAW

6.05 This Guarantee shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by, and construed and interpreted in accordance with, the laws of Ontario, in effect from time to time, excluding any choice of law rules that may direct the application of the laws of another jurisdiction, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction, where property or assets of the Guarantor may be found.
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JURISDICTION

6.06 The Guarantor and the Bank hereby irrevocably agree that any suits, actions or proceedings arising out of or in connection with this Guarantee (collectively "Proceedings") may be brought in any court in the Province of Ontario and each submits and attorns to the non-exclusive jurisdiction of each such court.

6.07 The Guarantor and the Bank hereby irrevocably waive any objections which they may have now or hereafter to the laying of the venue of any Proceedings in any court referred to in Section 6.06 and any claim that any such Proceedings have been brought in any inconvenient forum and further irrevocably agree that a judgment in any Proceedings brought in any such court shall be conclusive and binding upon the Guarantor or the Bank, as the case may be, and may be enforced in any courts to the jurisdiction of which such parties may be subject by Proceedings upon such judgment.

6.08 Nothing contained in this Section 6 shall limit the right of the Bank to take Proceedings against the Guarantor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

6.09          The Guarantor hereby irrevocably:

       (i) appoints the Borrower as its agent for service of process in the Province of Ontario in connection with any Proceedings in the Province of Ontario and consents to process being served in any Proceedings in the Province of Ontario by delivering or transmitting a true copy thereof to the Borrower at its address;

       (ii)   agrees that service in accordance with the provisions of clause
              6.09 (i) shall be deemed in every respect effective service of process upon the Guarantor in any such Proceedings and shall, to the fullest extent permitted by law, be taken and be held to be valid personal service upon the personal delivery to the Guarantor; and

       (iii) consents generally to the fullest extent permitted by law in respect of any Proceedings to the giving of any relief and the issue of any process in connection with such Proceedings including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

6.10 THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTEE, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE GUARANTOR OR THE BANK IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.



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COSTS AND EXPENSES

6.11 The Guarantor shall pay on demand by the Bank any and all costs, fees and expenses, including outside legal costs and expenses, incurred by the
Bank:

       (i) in having its outside counsel review and provide legal opinions in connection with the preparation of the Guarantee (but in no event shall such costs, fees and expenses to be paid by the Guarantor pursuant to this Section exceed Cdn. $10,000); and

       (ii) in connection with enforcing any of its rights and remedies under this Guarantee.

NO WAIVER, CUMULATIVE REMEDIES

6.12 No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder or under any credit agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any credit agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein and under any credit agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

WAIVER OF RIGHTS OF SUBROGATION, REIMBURSEMENT, ETC.

6.13 Until full, final, and irrevocable payment in full of the Guaranteed Liabilities and until any commitment of the Bank to extend financial accommodation to the Borrower is permanently cancelled, the Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guaranteed Liabilities under this Guarantee or any credit agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Bank against the Borrower or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full of the Guaranteed Liabilities and all other amounts payable under this Guarantee and the termination of any commitment, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied to the Guaranteed Liabilities and all other amounts payable under this Guarantee, whether matured or unmatured, in accordance with the terms of any credit agreement, or to be held as collateral for any Guaranteed Liabilities or other amounts payable under this Guarantee thereafter arising. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements provided by the Bank to the Borrower, and that the waiver, set forth in this Section 6.13, is knowingly made in contemplation of such benefits.




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GUARANTEE IN ADDITION TO OTHER OBLIGATIONS

6.14 The obligations of the Guarantor under this Agreement are in addition to and not in substitution for any other obligations of the Guarantor to the Bank in relation to any credit agreement and any guarantees or security at any time held by or for the benefit of the Bank.

STAY OF ACCELERATION

6.15 If acceleration of the time for payment of any amount payable by the Borrower in respect of the obligations guaranteed is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or any moratorium affecting the payment of the obligations of the Borrower guaranteed hereby, all such amounts otherwise subject to acceleration shall nonetheless be payable by the Guarantor hereunder automatically and without any requirement for any demand by the Bank.

ENTIRE AGREEMENT

6.16 This Guarantee, including all documents contemplated hereby, constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior negotiations, undertakings, representations and understandings.

SEVERABILITY

6.17 Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SUCCESSORS AND ASSIGNEES

6.18 This Agreement shall be binding upon and enure to the benefit of the Guarantor and the Bank and its respective successor and permitted assignees, except that the Guarantor may not assign any of its obligations hereunder without the express prior written consent of the Bank.

EFFECTIVE DATE

6.19 This Agreement is effective as of the effective time of completion of the Separation.

NOTICE

6.20 Any notice or demand to or upon the Guarantor and any notice to be provided to the Bank, to be effective, shall be in writing or by telecopy, telegraph or telex, and shall not be effective until received and shall be addressed as follows:

                  Ceridian Corporation
                  3311 East Old Shakopee Road
                  Minneapolis, Minn. 55425-1640
                  U.S.A.

                  Telephone:    (952) 853-5265
                  Fax:          (952) 853-3932
                  Attention:    John H. Grierson, Vice President & Treasurer

                  Canadian Imperial Bank of Commerce
                  Winnipeg Commercial Banking Centre
                  500 -- One Lombard Place, P.O. Box 814
                  Winnipeg, MB  R3C 2P3  Canada

                  Telephone:  (204) 944-5033
                  Facsimile:  (204) 943-8347
                  Attention:  Director

COUNTERPARTS

6.21 This Guarantee and the acceptance thereof may be executed in any number of separate counterparts and all said counterparts taken together shall be deemed to constitute one and the same instrument.

CONSEQUENTIAL DAMAGES

6.22 THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO CLAIM OR RECOVER FROM THE BANK ANY CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES.

              IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed and delivered by its proper and duly authorized officers as of March 27, 2001.


                           NEW CERIDIAN CORPORATION


                           By:  /s/ John H. Grierson
                           Name John H. Grierson
                           Title:  Vice President and Treasurer

                           By:  /s/ Gary M. Nelson
                           Name Gary M. Nelson
                           Title: Vice President, General Counsel & Secretary

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE


                                    By:    /s/ Ron D. Craven
                                        --------------------------------------
                                    Name   Ron D. Craven
                                    Title: Manager Commercial Credit

                                    By:    /s/ Ken Hargreaves
                                        --------------------------------------
                                    Name   Ken Hargreaves
                                    Title: Director